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                                                                    Exhibit 10.5

                                                               EXECUTION VERSION

                               GUARANTY AGREEMENT

          THIS GUARANTY AGREEMENT (this "Guaranty") dated as of November 9, 2005 by and among Global Traffic Network, Inc., a Delaware corporation, Global Traffic Canada, Inc., a Delaware corporation, and The Australia Traffic Network Pty Limited, an Australian proprietary company registered under the Corporation Law of New South Wales, Australia (collectively, the "Guarantors") and Metro Networks Communications, Inc., a Maryland corporation (the "Lender").

                                    RECITALS

          A. The Lender is loaning 2,000,000 United States Dollars (USD) (the "Loan") to Canadian Traffic Network ULC, an Alberta business corporation (the "Borrower") pursuant to the terms of that certain senior note purchase agreement, dated as of November 9, 2005, (the "Senior Note Purchase Agreement"), by and between the Borrower and the Lender, to be evidenced by a senior secured note in an aggregate principal amount of 2,000,000 USD, payable to the Lender in accordance with the terms thereof (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Senior Note").

          B. The Guarantors are affiliated companies of the Borrower.

          C. To induce the Lender to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors have agreed (to the extent hereinafter provided) to guarantee the Guaranteed Obligations (as hereinafter defined).

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and undertaking contained herein, the parties hereto agree as follows:

          Section 1. Definitions. As used herein, the term "Guaranteed Obligations" shall mean, collectively, the principal of and interest on the Senior Note made by the Lender to the Borrower and all other amounts from time to time owing to the Lender by the Borrower under the Senior Note. The term "Security Agreement" shall mean the Security Agreement, dated as of November 9, 2005 by and among the Borrower and the Lender.

          Section 2. The Guarantee.

          2.01 Guarantee. The Guarantors hereby irrevocably and unconditionally guarantee, as principal and not as surety, to the Lender and its successors and assigns, the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Guaranteed Obligations, in each case strictly in accordance with the terms thereof. The Guarantors hereby further agree that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of

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any extension of time of payment or renewal of any of the Guaranteed
Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

          2.02 Obligations Unconditional. The obligations of the Guarantors under Section 2.01 hereof are absolute, unconditional and irrevocable under any and all circumstances, irrespective of the value, genuineness, validity, regularity or enforceability of the Security Agreement, the Senior Note or any other agreement or instrument referred to herein or therein, any change in the time, manner or place of performance of, or in any other term of any or all of the Guaranteed Obligations, any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Section 2.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Guarantors hereunder:

          (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of this Guaranty, the Security Agreement, the Senior Note or any other agreement or instrument referred to herein or therein shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Security Agreement, the Senior Note or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

          (iv) the lien or security interest granted to, or in favor of, the Lender as security for any of the Guaranteed Obligations shall fail to be perfected or shall expire, be released or become unenforceable.

          2.03 Waiver. The Guarantors hereby expressly waive diligence, presentment, demand for payment, protest and all notices whatsoever, and any requirement that the Lender exhaust any right, power or remedy or proceed against the Borrower under the Security Agreement, the Senior Note or any other agreement or instrument referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations.

          2.04 Reinstatement. The obligations of the Guarantors under this
Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be

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otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors agree that they will indemnify the Lender on demand for all costs and expenses (including, without limitation, fees of counsel) incurred by the Lender in connection with such rescission or restoration.

          2.05 Effectiveness of Guarantee. To the fullest extent permitted by applicable law, the guarantee of the Guarantors under this Section 2 shall be a guarantee of payment and not of collection or collectibility and shall apply to all Guaranteed Obligations whenever arising.

          2.06 Waiver of Subrogation, Reimbursement and Contribution Rights. (a) Until such time as the Guaranteed Obligations are indefeasibly paid in full, the Guarantors hereby irrevocably waive, to the fullest extent permitted by applicable law, all claims or rights of subrogation and reimbursement, that the Guarantors now have or may have in the future against the Borrower, at law or in equity (including, but not limited to, any law subrogating the Guarantors to the rights of the Borrower or any third party with respect to the Guaranteed Obligations), including, but not limited to, all claims or rights of contribution, indemnification or any other form of reimbursement, that the Guarantors now have or may have in the future against the Borrower, any other guarantor of any of the Guaranteed Obligations or other person or entity now or hereafter primarily or secondarily liable for any of the Guaranteed Obligations.

          (b) The Guarantors acknowledge and agree that this waiver is intended to benefit the Lender and shall not limit or otherwise effect the Guarantors' liability hereunder or the enforceability of this Guaranty, and that the Lender and its respective successors and assigns are intended third-party beneficiaries of the waivers and agreements set forth in this Section 2.06 and their rights under this Section 2.06 shall survive payment in full of the Guaranteed Obligations. The foregoing waiver shall not be deemed to limit or prohibit the payment of indebtedness or other obligations of the Guarantors to any person which is incurred in the ordinary course of business and which is otherwise permitted under this Guaranty.

          2.07 Modification of Guaranteed Obligations. The Guarantors hereby acknowledge and agree that the Lender may at any time or from time to time, with or without the consent of, or notice to the Guarantors:

          (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

          (b) take any action under or in respect of the Security Agreement, the Senior Note or any other agreement or instrument referred to herein in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

          (c) amend or modify, in any manner whatsoever, the Security Agreement, the Senior Note or any other agreement or instrument referred to therein or herein;

          (d) extend or waive the time for the Borrower's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Security Agreement, the Senior Note or any other agreement or instrument referred to herein,

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or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

          (e) take and hold collateral for the payment of the Guaranteed Obligations guaranteed hereby or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Lender has been granted a lien, to secure any Guaranteed Obligations;

          (f) release anyone who may be liable in any manner for the payment of any amounts owed by the Guarantors to the Lender;

          (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of the Guarantors are subordinated to the claims of the Lender; and/or

          (h) apply any sums by whomever paid or however realized to any amounts owing by the Guarantors to the Lender in such manner as the Lender shall determine in its sole discretion;

and the Lender shall not incur any liability to the Guarantors as a result thereof, and no such action shall impair or release the Guaranteed Obligations of the Guarantors under this Guaranty.

          2.08 Remedies. The Guarantors agree that, as between the Guarantors and the Lender, the obligations of the Borrower under the Senior Note may be declared to be forthwith due and payable as provided in the Senior Note for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of said Section 2.01.

          2.09 Election of Remedies. If the Lender may, under applicable law, proceed to realize benefits under the Security Agreement giving the Lender a lien upon any collateral owned by the Borrower, either by judicial foreclosure or by non-judicial sale or enforcement, the Lender may, at its sole option, determine which of such remedies or rights it may pursue without affecting any of such rights and remedies under this Guaranty. If, in the exercise of any of its rights and remedies, the Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against either the Borrower or Guarantors, whether because of any applicable laws pertaining to "election of remedies" or the like, the Guarantors hereby consent to such action by the Lender and waive any claim based upon such action, even if such action by the Lender shall result in a full or partial loss of any rights of subrogation which the Guarantors might otherwise have had but for such action by the Lender. Any election of remedies which results in the denial or impairment of the right of the Lender to seek a deficiency judgment against either the Borrower or Guarantors shall not impair the Guarantors' obligation to pay the full amount of the Guaranteed Obligations. In the event the Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Security Agreement, the Lender may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid

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need not be paid by the Lender but shall be credited against the Guaranteed
Obligations. The amount of the successful bid at any such sale shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which the Lender might otherwise be entitled but for such bidding at any such sale.

          2.10 Limitation on Indebtedness. The Guarantors agree that they shall not collectively create, assume, incur or in any manner be or become liable in respect of or permit to exist any Indebtedness (as such term is defined in the Senior Note Purchase Agreement) in an amount that exceeds the lesser of (i) Twenty Million United States Dollars (20,000,000 USD) or (ii) 500% of EBITDA for the most recently completed fiscal year of Global Traffic Network, Inc., measured on a consolidated basis. For purposes hereof, "EBITDA" means revenues, net of agency commissions and any other directly chargeable contract costs, less all selling costs and other direct and indirect operating expenses incurred, before interest, taxes, depreciation and amortization, recorded in accordance with generally accepted accounting principles.

          Section 3. Representations and Warranties. Each Guarantor represents and warrants to the Lender as follows:

          3.01 Organization. Such Guarantor is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Guarantor has all requisite power and authority to conduct its business as it is now being conducted.

          3.02 Authorization; Enforcement. Such Guarantor has the full entity power and authority to enter into and perform its obligations under this Guaranty. Such Guarantor has duly authorized by all necessary action, the execution, delivery and performance of this Guaranty and this Guaranty will not contravene or conflict with such Guarantor's charter documents. Such Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor, as the case may be, enforceable against it, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. No consent or approval of any governmental or regulatory agency or board, foreign or domestic, or any other person or entity is or will be required in connection with the execution and delivery of this Guaranty or the performance of such Guarantor's obligations as contemplated hereby.

          Section 4. Miscellaneous.

          4.01 No Waiver. No failure on the part of the Lender or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender or any of its agents of any right, power or remedy hereunder preclude any other or further

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exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          4.02 Amendments, Etc. The terms of this Guaranty may be waived, altered or amended only by an instrument in writing duly executed by the Guarantors and the Lender, and any such amendment or waiver shall be binding upon them.

          4.03 GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

          4.04 VENUE. THE GUARANTORS AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS GUARANTY SHALL BE LITIGATED, AT THE LENDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK. THE GUARANTORS HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE, OR IF FEDERAL COURT IS NOT AVAILABLE, STATE COURT LOCATED WITHIN SAID COUNTY AND STATE. THE GUARANTORS HEREBY WAIVE ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE LENDER ON THIS GUARANTY IN ACCORDANCE WITH THIS PARAGRAPH.

          4.05 JURY TRIAL WAIVER. THE GUARANTORS, AND THE LENDER BY ITS ACCEPTANCE OF THIS GUARANTY, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY THE GUARANTORS AND BY THE LENDER, AND THE GUARANTORS ACKNOWLEDGE THAT NEITHER THE NOR ANY PERSON ACTING ON BEHALF OF THE LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE GUARANTORS AND THE LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS GUARANTY, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. THE GUARANTORS AND THE LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

          4.06 Notices. Notices hereunder shall be deemed to have been received
(i) upon delivery, if delivered in person, or (ii) on the next Business Day after dispatch, if sent by

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nationally recognized, overnight courier. Notices sent by facsimile transmission shall be deemed to have been received on the date sent if a Business Day (or, if not sent on a Business Day, on the next Business Day after the date sent by telecopy), provided that the sender has a confirmed receipt. Notices sent by registered or certified mail, postage prepaid shall be deemed to have been received on the fifth Business Day following the mailing thereof. The addresses for such communications shall be (i) with respect to the Guarantors, addressed to The Australia Traffic Network Pty Limited, 7521 West Lake Mead Boulevard, Suite 300, Las Vegas, NV 89128, Attention: William Yde, Facsimile No.: (702) 562-4001; Global Traffic Network, Inc., 7521 West Lake Mead Boulevard, Suite
300, Las Vegas, NV 89128, Attention: William Yde, Facsimile No.: (702) 562-4001; and Global Traffic Canada, Inc., 7521 West Lake Mead Boulevard, Suite 300, Las Vegas, NV 89128, Attention: William Yde, Facsimile No.: (702) 562-4001 and (ii) with respect to the Lender, addressed to Metro Networks Communications, Inc., 40 West 57th Street, 15th Floor, New York, New York 10019, Attention: EVP, Business Affairs and Business Development, Facsimile No: (212) 641-2154, with a copy to the General Counsel, Facsimile No: (212) 641-2198, or to such other address or facsimile number as any such party shall designate in writing to the other.

          4.07 Waivers. etc. The terms of this Guaranty may be waived, altered or amended only by an instrument in writing duly executed by the Guarantors and the Lender. Any such amendment or waiver shall be binding upon the Lender and the Guarantors. No amendment, release or modification of the provisions of this Guaranty shall be established by conduct, custom or course of dealing.

          4.08 Further Assurances. The Guarantors agree, upon the written request of the Lender, to execute and deliver to the Lender, from time to time, any additional instruments or documents considered necessary by the Lender to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

          4.09 Severability. The invalidity, illegality, or unenforceability in any jurisdiction of any provision of this Guaranty shall not affect or impair the remaining provisions of this Guaranty.

          4.10 Termination. This Guaranty is a continuing guaranty and shall remain in full force and effect until the full and indefeasible payment and cancellation of the debt evidenced by each of the Senior Note (the "Termination Date"). Upon the Termination Date, the Lender shall deliver to the Guarantors such documents as the Guarantors may reasonably request to evidence such termination.

          4.11 Headings. The section and paragraph headings contained in this Guaranty are included for convenience of reference only and shall not have any effect on the construction or interpretation of the content of this Guaranty.

          4.12 Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of the respective successors and assigns of the Guarantors, the Lender and each holder of any of the Guaranteed Obligations; provided, however, that the Guarantors shall not assign or transfer its rights hereunder without the prior written consent of the Lender.

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          4.13 Counterparts. This Guaranty may be executed in any number of counterparts, including via facsimile, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Guaranty by signing any such counterpart.

                [Remainder of page is intentionally left blank.]

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          IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed as of the day and year first above written.

                                       GUARANTORS:

                                       GLOBAL TRAFFIC NETWORK, INC.


                                       By:  /s/ William L. Yde III
                                           ------------------------------------
                                       Name: William L. Yde III
                                             ----------------------------------
                                       Title: President
                                              ---------------------------------


                                       GLOBAL TRAFFIC CANADA, INC.


                                       By:  /s/ William L. Yde III
                                           ------------------------------------
                                       Name: William L. Yde III
                                             ----------------------------------
                                       Title: President
                                              ---------------------------------


                                       THE AUSTRALIA TRAFFIC NETWORK PTY LIMITED


                                       By:  /s/ William L. Yde III
                                           ------------------------------------
                                       Name: William L. Yde III
                                             ----------------------------------
                                       Title: Managing Director
                                              ---------------------------------


                                       LENDER:

                                       METRO NETWORKS COMMUNICATIONS, INC.


                                       By: /s/ Gary Worobow
                                           ------------------------------------
                                       Name: Gary Worobow
                                             ----------------------------------
                                       Title: EVP
                                              ---------------------------------